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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         December 11, 2001                             000-32657
-------------------------------------    ---------------------------------------
  Date of Report (Date of earliest               Commission File Number
         event reported)




                                    ELEKTRYON
             (Exact name of registrant as specified in its charter)



              Nevada                                   88-0353324
-------------------------------------    ---------------------------------------
 (State or other jurisdiction of         (I.R.S. Employer Identification Number)
  incorporation or organization)






                         6565 Spencer Street, Suite 206
                               Las Vegas, NV 89119
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (702) 361-1719
            --------------------------------------------------------
              (Registrant's telephone number, including area code)


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

ITEM 5.  OTHER EVENTS.

         Elektryon has entered into separate amendments, dated as of December 11, 2001 (the "Employment Agreement Amendments"), to Employment Agreements (as amended, collectively, the "Employment Agreements") with Michael E. Holmstrom, President and Chief Financial Officer of Elektryon, and with Joanne Firstenberg, General Counsel of Elektryon (collectively, the "Executives"). Copies of the Employment Agreement Amendments are annexed hereto as Exhibits 1 and 2. Elektryon previously filed each Employment Agreement (including amendments) as exhibits to Elektryon's Form 10 (the "Form 10") and amendments thereto filed with the Securities and Exchange Commission (the "Commission").

         Each of the Employment Agreement Amendments provides that the Second Amendment to each Employment Agreement, dated as of August 23, 2001 (collectively, the "Second Amendments"), is null and void and of no further force and effect. Elektryon filed the Second Amendments as Exhibits 10.11 and
10.13 to Amendment No. 2 to the Form 10 filed with the Commission on October 10, 2001. The Employment Agreement Amendments also amend the Employment Agreements by (a) terminating Mr. Holmstrom's right to a $500,000 lump sum cash payment,
(b) terminating Ms. Firstenberg's right to a $500,000 lump sum cash payment, (c) deleting a provision in each Employment Agreement specifying that each Executive may engage in other activities, including, without limitation, other for profit businesses, so long as such activities do not materially interfere with the Executive's responsibilities to Elektryon, and reinstating a provision in each Employment Agreement providing that each Executive will devote such Executive's full business time to providing services to Elektryon, (d) repricing the exercise price of options to purchase shares of Elektryon's Common Stock previously granted to each Executive from $2.00 to $.50 per share, (e) (i) amending each Employment Agreement to provide that if during the term of the Employment Agreement an Executive's employment with Elektyron is terminated by Elektryon without Cause (as such term is defined in the Employment Agreement Amendment) or by such Executive with Good Reason (as such term is defined in the Employment Agreement), including the end of the sixty (60) day period following consummation of a sale of all or substantially all of the assets of the Company, such Executive will receive from Elektryon a lump sum cash payment equal to $150,000, and (ii) deleting a provision requiring Elektryon to pay each Executive's salary upon such termination through the term of such Executive's Employment Agreement (or for such shorter period as set forth in the Employment Agreement), (f) providing that Elektryon will buy out the lease covering each Executive's company automobile, transfer title to that automobile to the Executive and pay the Executive the costs of operating the automobile while the executive is employed by the company, including tax-gross up payments, (g) amending a provision in each Employment Agreement requiring Elektryon to pay each Executive's earned but unpaid salary upon termination of employment with Elektryon by deleting a provisions requiring such amount to be "no less than one year's annual salary", and (h) deleting a provision requiring each Executive to remain employed by Elektryon through February 1, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b)       None

         (c) Exhibit 1 - Third Amendment, dated as of December 11, 2001, to the Holmstrom Employment Agreement.

                  Exhibit 2 - Third Amendment, dated as of December 11, 2001, to the Firstenberg Employment Agreement.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 29, 2002                    ELEKTRYON



                                          By: /s/ Michael E. Holmstrom
                                              ---------------------
                                              Michael E. Holmstrom
                                              President



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